OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2023
OTHER PAYABLES AND ACCRUALS [Abstract]
OTHER PAYABLES AND ACCRUALS
15.	OTHER PAYABLES AND ACCRUALS

Other payables and accruals consist of the following:

	At December 31,
In thousands of USD	2023	2022
Payables for surtaxes	9,952	8,928
Accrued operating expenses	9,732	5,539
Payables for staff-related costs	2,554	2,182
Deposits from hosting customers	8,114	2,911
Restoration provision for leasehold land	1,363	1,343
Others	436	1,273
Total	32,151	22,176

Except for the deposits from hosting customers, which are repayable to customers based on their respective contractual arrangements, and restoration provision for leasehold land, which is repayable upon the expiration of the lease, all other payables and accruals are expected to be settled within one year or are repayable on demand.